UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2020

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	KNL	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2020, Knoll, Inc. (the "Company") approved 2021 non-equity incentive award targets for the following executive officers in the following amounts:

Andrew B. Cogan, Chairman and Chief Executive Officer - $1,061,000
Charles W. Rayfield, Senior Vice President and Chief Financial Officer - $375,000
Christopher M. Baldwin, COO and President, Knoll Workplace - $500,000
Benjamin A. Pardo, Executive Vice President - Director of Design - $325,000

Copies of these awards are attached to this Current Report on Form 8-K as Exhibit 10.1, in the case of Mr. Cogan, and Exhibit 10.2, in the case of Messrs. Rayfield, Baldwin and Pardo. Pursuant to the award letters, each executive officer was granted a 2021 target non-equity incentive award equal to the amounts listed above (the “Target Amount”). The award would be paid in 2022 based on 2021 operating performance. The amount ultimately paid will depend on the executive officer’s achievement of individual goals and the Company’s achievement of its EBITDA plan as further set forth in the attached award letters; however, the Company's Board of Directors (or appropriate committee of the Company's Board of Directors) may exercise discretion in adjusting any award up or down based on factors deemed appropriate by the Company's Board of Directors (or appropriate committee of the Company's Board of Directors), but such award may not exceed one hundred fifty percent (150%) of the Target Amount, or two hundred percent (200%) of the Target Amount in the case of Mr. Cogan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Form of Non-Equity Incentive Compensation Letter dated December 2020, for Chairman and Chief Executive Officer
Exhibit 10.2 - Form of Non-Equity Incentive Compensation Letter dated December 2020, for Named Executive Officers (other than CEO)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 10, 2020	By:	/s/ Michael A. Pollner
Michael A. Pollner
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX - 10.1	Form of Non-equity Incentive Letter dated December 2020, for Chairman and Chief Executive Officer
EX - 10.2	Form of Non-Equity Incentive Letter dated December 2020, for Named Executive Officers (other than CEO)